EXHIBIT 10.5

SURRENDER OF MINING RIGHTS CONTRACT SUBSCRIBED BY A) CORPORACION AMERMIN, S. A. DE C. V.., REPRESENTED IN THIS ACT BY MR. RAMIRO TREVIZO LEDEZMA IN HIS
PERSONALITY AS SOLE ADMINSTRATOR AND KNOWN HEREIN AS (THE GRANTOR) AND B) AMERICAN METAL MINING, S.A. DE C.V., REPRESENTED IN THIS ACT LIKEWISE BY MR. RAMIRO TREVIZO LEDEZMA IN HIS PERSONALITY AS SOLE ADMINISTRATOR AND KNOWN HEREIN AS (THE GRANTEE) AND JOINTLY NAMED HEREIN AS "THE PARTIES" IN ACCORDANCE WITH THE FOLLOWING PREVIOUS PROCEEDINGS, DECLARATIONS AND CLAUSES.


                              PREVIOUS PROCEEDINGS


I. The "Grantor" owes in favor of the "Grantee" the total amount of $474,075.00 USD (Four hundred and seventy four thousand and seventy five 00/000 USD).

II. The "Grantor" is the title holder of the rights derived from the following mining concessions:

--------------------------------------------------------------------------
       Lot               Title             Surface             Location
--------------------------------------------------------------------------
Don Roman               204,518       69.1999 Hectares     Choix, Sinaloa
--------------------------------------------------------------------------
Santa Lucia             222,489       21.4672 Hectares     Choix, Sinaloa
--------------------------------------------------------------------------
Maria de Lourdes        208,524           200 Hectares     Choix, Sinaloa
--------------------------------------------------------------------------
La Nuvia                217,789        11.758 Hectares     Choix, Sinaloa
--------------------------------------------------------------------------
Nuvia II                218,515            28.9484         Choix, Sinaloa
--------------------------------------------------------------------------

III. Because it has been considered convenient to both Parties' interests they have decided to transfer onerously and exactingly the title holdings of the Concessions in favor of the Grantee.

                                  DECLARATIONS

I. The Grantor declares through its legal representative and under oath of stating the truth, that:

     1. It is a Mexican mercantile society, duly established and operating in agreement with the current and applicable legislation of the United States of Mexico, as witnessed in Public Writ number 9,311 granted on the 9th August 1995 before testimony of Jose R. Miller Hermosillo, Attorney at Law and Public Notary number 2 of the Morelos Judicial District of the State of Chihuahua, instrument duly inscribed in the Public Registry of Commerce of stated District under Electronic Mercantile Folio number 21298*10.

     2. Its representative is accredited with powers, mandates and with necessary and full faculties to subscribe this present contract as recorded in the instrument in the preceding numeral, and same that have not been limited, restrained, suspended or revoked to date.

     3. That it is properly inscribed in the Federal Taxpayers Registry and bearing Fiscal Identification Certificate number CAM-950810-K77; and is current in its income tax payments and other contributions that have corresponded to it, and;

     4. It is the will of its Administration's Body to subscribe this present contract with the purpose of transferring in favor of the Grantee the title holdings of the Concessions and receiving in exchange a sure and determined price in total agreement to the terms and conditions of this present contract.

II. The Grantee declares through its legal representative and under oath of stating the truth, that:

     1. It is a Mexican mercantile society duly established and operating in agreement with the current and applicable legislation of the United States of Mexico, as witnessed in Public Writ number 17,227, granted on the 4th December 2006 before testimony of Eugenio Fernando Garcia Russek, Attorney at Law and candidate to the office of Notary, currently ascribed to Notary Public number 28 of the Morelos Judicial District, of the State of Chihuhua, being Felipe Colomo Castro the holder of the notary office, and instrument that is properly inscribed in the Public Registry of Commerce of stated District under Electronic Mercantile Folio number 23327*10;

     2. Its representative is accredited with powers, mandates and with necessary and full faculties to subscribe this present contract as recorded in the instrument in the preceding numeral, and same that have not been limited, restrained, suspended or revoked to date.

     3. That it is properly inscribed in the Federal Taxpayers Registry and bearing Fiscal Identification Certificate number AMM-061204-4R7; and is current in its income tax payments and other contributions that have corresponded to it, and;

     4. It is the will of its Administration's Body to subscribe this present contract with the purpose that the Grantor transfers to him the title holdings of the Concessions and paying in exchange a sure and determined price in total agreement to the terms and conditions of this present contract.

III. Both Parties declare through the offices of their respective legal representatives and under oath of stating the truth that they concur to the subscription of this present document in good faith, free of any deceit, error, violence or any other vice within their consent with the purpose of committing themselves and be in accord with the following:

                                     CLAUSES

FIRST. OBJECT: By virtue of subscribing this present contract, the Grantor transfers in favor of the Grantee, everything that by fact and right corresponds, the totality of the title holdings of the Concessions. On his part, the Grantee commits himself to pay in favor of the Grantor the assured and determined price indicated in the forthcoming clauses in total agreement to the terms and conditions of this present contract.

SECOND. PRICE: On account of the Surrender of Rights of the title holdings of the Concessions, the Grantee commits himself to pay in favor of the Grantor the assured and determined price, fixed at the amount of $621,739.13 USD (Six hundred and twenty one thousand seven hundred and thirty nine 13/000 USD) plus the corresponding Added Value Tax for a total amount of $715,000.00 USD (Seven hundred and fifteen thousand 00/000 USD) (The Price).

THIRD. MANNER, TIME AND PLACE OF PAYMENT: The Grantee formally commits himself to pay the Price in favor of the Grantor by means of checks written out to the name of this latter, or, by means of electronic transfer of funds into the banking account that for such an effect is determined at the moment such obligation becomes demandable.

Parties agree that the Price must be payable in the following manner:

     1. The amount of $412,239.13 USD (Four hundred and twelve thousand, two hundred and thirty nine 13/000 USD) plus the corresponding Added Value Tax, that is, a total amount of $474,075.00 USD (Four hundred and seventy four thousand, and seventy USD), will be countervailing against the loan the Grantor owes to the Grantee, and;

     2. The balance, that is, the amount of $209,500.00 USD (Two hundred and nine thousand, five hundred USD), plus the corresponding Added Value Tax, for a total amount of $240, 925.00 USD (Two hundred and forty thousand, nine hundred and twenty five 00/000 USD), will be payable to the Grantor within the following six (6) months as of the signature of this present contract.

FOURTH. FORMALIZING THE SURRENDER OF RIGHTS: The Parties commit themselves to ratify before notary public this present document as soon as possible with the purpose that same be inscribed before the General Directory of Mines, a dependency of the Secretary of the Economy.

FIFTH. CONFIDENTIALITY: Parties expressly oblige themselves to keep in confidential character the totality of past, present and future information related to this instrument and extending same character when revealed to any other private person or corporation.

The Party recipient of confidential information must limit access to it to its representatives or employees who, through a justified or reasonable should request access to such information. In such cases, the Parties must oblige personnel the information involved is disclosed to, to the confidentiality obligations agreed.

For purposes of this present clause, the following will not be considered as confidential information: 1) Information legitimately known and obtained by the receiving Party previous to the subscription of this agreement. 2) Information that to date or in the future might be considered as public domain knowledge if and ever when such consideration did not stem from a non compliance by any of the Parties of the stipulation set herein, or; 3) Information that must be disclosed by law or by an administration's or judicial mandate as issued by competent authorities, including those pertaining to the Stock Market.

Parties agree that the current status of the obligations  committed to by virtue
of  this  present  clause  will  subsist   indefinitely,   inclusive  after  the
termination of this present instrument.

In the event of a non compliance, the Parties expressly reserve actions that as per right are due to them, either administrative or judicial in order to claim indemnity for harm and damages caused, and also to apply sanctions that may be applicable.

SIXTH. DURATION AND ANTICIPATED TERMINATION: This present contract will have a duration period as of the 12th February and 12th August 2007, dateline for the payment of the pending balance of the Price on the part of the Grantee in favor of the Grantor.

None of the Parties can terminate this present instrument in advance.

SEVENTH. NON COMPLIANCE AND CANCELATION: Parties expressly agreed that in the event that any of them does not comply to any of the obligation agreed upon by virtue of the subscription of this contract, the offended Party should formally inform the other within the following five (5) working days of such non compliance, and canceling this instrument without the need or intervention of any judicial authority.

EIGHTH. SEPARATE ENTITIES: None of the terms and conditions of this present instrument must interpreted in the sense that the Parties have constituted a commercial relationship, a society, reason by which assets cannot be joined or put together for fiscal responsibility purposes or before third parties or by any other nature at all.

NINTH. FISCAL OBLIGATIONS: Once registered and regulated before the Federal Taxpayers Registry, as well as being to date in their income tax payments and other contribution that might have corresponded to them to date, Parties agree in that each one of them will defray separately tax payments that individually correspond to each by the not complying to conditions of this present instrument in obedience to the applicable and current fiscal legislation; and must oblige themselves to safeguard the other party against any fiscal responsibility that might be imputable in contravention to this Clause by competent authorities.

TENTH. TOTALITY OF THE CONTRACT: Parties accept that this present agreement contains the whole of the agreements between them regarding the objective, and leaving without any effect and canceling the total of agreements, reports, negotiations, correspondence, deals and communications developed previously between them, these either in writing or oral.

ELEVENTH. APPLICABLE LAW: This present instrument will be governed and shall be interpreted in agreement to the Mining Law and its Regulations, the Federal Civil Code among other current legal and applicable dispositions in the United States of Mexico.

TWELFTH. JURISDICTION: In the event that controversies may arise related to the validity, intention, interpretation, execution or compliance to this contract, the Parties agree expressly to submit themselves to the competent Courts of Law of the Morelos Judicial District of the city of Chihuahua, renouncing as of this


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

moment any other jurisdiction or privilege that could correspond to them by reason of their current or future addresses or by any other circumstance whatever it be.

THE PARTIES BEING IN THE KNOWLEDGE OF THE FORCE AND LEGAL REACH OF THIS PRESENT CONTRACT, SUSBCRIBE IT BEING GATHERED TOGETHER AT THE CITY OF CHIHUAHUA, STATE OF CHIHUAHUA ON THE 12TH FEBRUARY 2007.



          GRANTOR                                   GRANTEE




Corporacion Amermin, S.A. de C.V.         American Metal Mining, S.A. de C.V.
Represented in this act buy:              Represented in this act by:
Ramiro Trevizo Ledezma                    Ramiro Trevizo Ledezma

SURRENDER OF MINING RIGHTS CONTRACT SUBSCRIBED BY: A) CORPORACION AMERMIN, S.A. DE C.V., REPRESENTED IN THIS ACT BY MR. RAMIRO TREVIZO LEDEZMA IN HIS PERSONALITY AS SOLE ADMINISTRATOR (THE ASSIGNER) AND BY: B) AMERICAN METAL MINING, S.A. DE C.V., REPRESENTED IN THIS ACT LIKEWISE BY MR. RAMIRO TREVIZO LEDEZMA IN HIS PERSONALITY AS SOLE ADMINISTRATOR (THE ASSIGNEE), AND JOINTLY NAMED AS THE "PARTIES", IN ACCORDANCE WITH THE PREVIOUS PROCEEDINGS, DECLARATIONS AND CLAUSES.


                              PREVIOUS PROCEEDINGS

I. The ASSIGNER is the title holder of the rights derived from the 8 (eight) Mining Concessions listed below and known as (The "CONCESSIONS"):

----------------------------------------------------------------------------
File Number:                           95/12544
----------------------------------------------------------------------------
Name of Lot:                           "Montana de Cobre"
----------------------------------------------------------------------------
Location:                              Municipality of Choix, State of
                                       Sinaloa.
----------------------------------------------------------------------------
Surface:                               200 Hectares
----------------------------------------------------------------------------


----------------------------------------------------------------------------
File Number:                           95/12626
----------------------------------------------------------------------------
Name of Lot:                           "El Oro"
----------------------------------------------------------------------------
Location:                              Municipality of Choix, State of
                                       Sinaloa
----------------------------------------------------------------------------
Surface:                               400 Hectares
----------------------------------------------------------------------------


----------------------------------------------------------------------------
Title:                                 218,590
----------------------------------------------------------------------------
Name of Lot:                           "La Vibora"
----------------------------------------------------------------------------
Location:                              Muncipality of Choix, State of
                                       Sinaloa
----------------------------------------------------------------------------
Surface:                               48 Hectares
----------------------------------------------------------------------------


----------------------------------------------------------------------------
Title:                                 222,496
----------------------------------------------------------------------------
Name of Lot:                           "La Amapita"
----------------------------------------------------------------------------
Location:                              Municipality of Choix, State of
                                       Sinaloa
----------------------------------------------------------------------------
Surface:                               50 Hectares
----------------------------------------------------------------------------


----------------------------------------------------------------------------
Title:                                 228,090
----------------------------------------------------------------------------
Name of Lot:                           "Elizabeth"
----------------------------------------------------------------------------
Location:                              Municipality of Choix, State of
                                       Sinaloa
----------------------------------------------------------------------------
Surface:                               100 Hectares
----------------------------------------------------------------------------


----------------------------------------------------------------------------
File Number:                           95/12597
----------------------------------------------------------------------------
Name of Lot:                           "El Sabino"
----------------------------------------------------------------------------
Location:                              Municipality of Choix, State of
                                       Sinaloa
----------------------------------------------------------------------------
Surface:                               100 Hectares
----------------------------------------------------------------------------

----------------------------------------------------------------------------
File Number:                           95/12616
----------------------------------------------------------------------------
Name of Lot:                           "La Cobriza"
----------------------------------------------------------------------------
Location:                              Municipality of Choix, State of
                                       Sinaloa
----------------------------------------------------------------------------
Surface:                               200 hectares
----------------------------------------------------------------------------


----------------------------------------------------------------------------
Title:                                 220,115
----------------------------------------------------------------------------
Name of Lot.                           "Pilar de Mocoribo"
----------------------------------------------------------------------------
Location:                              Municipality of Choix, State of
                                       Sinaloa
----------------------------------------------------------------------------
Surface:                               50 Hectares
----------------------------------------------------------------------------

II. Because it suits both Parties' interests, these have decided to onerously transfer the title holdings of The Concessions in favor of the Assignee.


                                  DECLARATIONS


I. The Assigner declares, through the personality of its legal representative and under oath of stating the truth, that:

     1. It is a Mexican mercantile society, duly established and operating in agreement to the current and applicable legislation within the United States of Mexico, as evinced in Public Writ number 9,311, granted on the 9th August 1995 before the testimonial of Mr. Jose R. Miller Hermosillo, Attorney at Law, and Notary Public number 2 of the Morelos Judicial District, of the State of Chihuahua; instrument duly inscribed in the Public Registry of Commerce of said District under Electronic Mercantile Folio number 21298*10;

     2. That its representative is endowed with the power, mandate and necessary as well as full faculty to subscribe this present contract per testimony appearing in the described instrument of the immediately foregoing numeral, and same that to date have not been limited, restrained, suspended or revoked;

     3. That it is duly inscribed in the Federal Taxpayers Registry and holding Fiscal Identity Card CAM-950810-K77, and is current to date in his income tax payments and other contributions that have corresponded to it;

     4. That it is the will of its Administration's Board to subscribe this present contract with the purpose of transferring in favor of the Assignee the title holding of the Concessions, obtaining in exchange a real and determined price, holding up in every instance to the terms and conditions of this present contract.

II. The Assignee declares, through its legal representative and under oath of stating the truth, that:

     1. It is a Mexican mercantile society, duly established and operating in agreement to the current and applicable legislation within the United States of Mexico, as evinced in Public Writ number 17,227, granted on the 4th December 2006 before the testimonial of Mr. Eugenio Fernando Garcia Russek, Attorney at Law, Notary Public applicant and assigned to Public Notary number 28 of the Morelos Judicial District of the State of Chihuahua of which Mr. Felipe Colomo Castro, Attorney at Law holds title of, and instrument duly inscribed in the Public Registry of Commerce of said District under Electronic Mercantile Folio number 23327*10;

     2. That its representative is endowed with the power, mandate and necessary as well as full faculty to subscribe this present contract per testimony appearing in the described instrument of the immediately foregoing numeral, and same that to date have not been limited, restrained, suspended or revoked;

     3. That it is duly inscribed in the Federal Taxpayers Registry and holding Fiscal Identity Card AMM-061204-4R7, and is current to date in his income tax payments and other contributions that have corresponded to it;

     4. That it is the will of its Administration's Board to subscribe this present contract with the purpose that the Assigner transfers to it the title holding of the Concessions, paying in exchange a certain and determined price, holding up in every instance to the terms and conditions of this present contract.

III. Both Parties declare through their respective legal representatives and under oath of stating the truth that they concur to the subscription of this present document in good faith, free of guile, error, violence or any other vitiation in their consent with the intention to commit themselves in accordance of the following:

                                     CLAUSES

FIRST. OBJECT: By virtue of the subscription of this present contract, the Assigner surrenders in favor of the Assignee all that by fact and right is held corresponding, the complete title holding of the Concessions. On his part, the Assignee commits himself to pay in favor of the Assigner the real and determined price indicated in the following clauses holding up in every instance to the terms and conditions of this present contract.

SECOND. PRICE: For surrendering the title holdings of the Concessions, the Assignee commits himself to pay in favor of the Assigner the real and determined price fixed at the amount of $800,000.00 Dollars (Eight hundred thousand 00/100
USD), plus the corresponding Added Value Tax (IVA), for a total amount of $920,000.00 Dollars (Nine hundred and twenty thousand USD 00/100) (The "Price").


THIRD. MANNER, TIME AND PLACE OF PAYMENT: The Assignee formally commits himself to pay the Price in favor of the Assigner by checks drawn out to the name of this latter or, by means of electronic transfer of funds to the banking account that to such an object be determined at the moment in which the obligation falls due.

      The Parties agree that the Price should be paid in the following manner:

     1. The amount of $135,000.00 Dollars (One hundred and thirty five thousand USD 00/100) plus the corresponding Added Value Tax (IVA), that is to say, a total amount of $155,250.00 Dollars (One hundred and fifty five thousand and two hundred and fifty USD 00/100), within the following two (2) months as of the subscription of this present contract;

     2. he amount of $110,000.00 Dollars (One hundred and ten thousand USD 00/100), plus the corresponding Added Value Tax (IVA), that is to say, a total amunt of $126,500.00 Dollars (One hundred and twenty six thousand and five hundred USD 00/100), on the 9th May 2007.

     3. The amount of $125,000.00 Dollars (One hundred and twenty five thousand USD 00/100) plus the corresponding Added Value Tax (IVA), that is to say, a total amount of $143,750.00 Dollars (One hundred and forty three thousand and seven hundred and fifty USD 00/100), on the 9th November 2007.

     4. The amount of $155,000.00 Dollars (One hundred and fifty five thousand USD 00/100), plus the corresponding Added Value Tax, that is to say, a total amount of $178,250.00 (One hundred and seventy eight thousand and two hundred and fifty USD), on the 9th May 2008.

     5. The remaining amount, $275,000.00 Dollars (Two hundred and seventy five thousand USD 00/100) plus the corresponding Added Value Tax, that is to say, a total amount of $316,250.00 Dollars (Three hundred and sixteen thousand and two hundred and fifty USD 00/100), on the 9th November 2008.

FOURTH. FORMALIZATION OF THE SURRENDER OF RIGHTS: The Parties oblige themselves to ratify before Notary Public this present document as soon as possible with the intention that it be inscribed before the General Directory of Mines, a dependency of the Secretary of the Economy.

FIFTH. CONFIDENTIALITY: Parties expressly commit themselves to keep the totality of past, present and future information as confidential matter related to this instrument, and imposing same effects to any private or corporate entities it may be disclosed to.

The Party recipient of confidential information will limit access to same to its representatives or employees who, through a justified and reasonable cause, should request access to such information. In such cases, Parties must commit such personnel to the confidentiality obligations imposed upon the subjects such information is disclosed to.

For purposes of this clause, the following will not be considered as confidential information: 1. Information legitimately known and obtained by the recipient Party prior to the subscription of this agreement; 2. Information that might be to date or in the future considered as public domain, if and ever such consideration did not stem from the non compliance to the stipulations in this clause by any of the Parties, or, 3. Information that must be disclosed to accordingly to law through an administrative or judicial order by competent authorities, including those of the Stock Market media.

Parties agree that the obligations committed to by virtue of this present clause will subsist indefinitely, even after the duration of this present instrument comes to an end.

In the even of non compliance, the Parties expressly reserve unto themselves actions that per law are accrued to them, either administrative or judicial, in order to claim for corresponding indemnities for harms and damages caused, as well as to apply any sanctions that may be forthcoming.

SIXTH. DURATION AND ADVANCED TERMINATION: This present contract will enjoy a duration term between the 16th February 2007 and the 9th November 2008, dateline for the payment of the pending balance of the Price by the Assignee in favor of the Assigner.

     None of the Parties will anticipate termination of this present instrument.

SEVENTH. NON COMPLIANCE AND CANCELLATION: Parties expressly agree that in the event either of them does not comply to any of the obligations committed to by virtue of this present contract's subscription, the damaged Party must formally notify the other within the following five (5) able days of such non compliance, and canceling this instrument without requiring judicial resolution whatsoever.

EIGHTH. SEPARATE ENTITIES: None of the terms and conditions of this present instrument will be interpreted in the sense that the Parties have established a determined relationship of partnership or association, reason by which assets are not put together nor joined for fiscal responsibilities' purposes or before any third parties nor of any other kind.

NINETH. FISCAL OBLIGATIONS: Once registered and regulated before the Federal Taxpayers Registry as well on being current on income tax payments and other contributions that might have corresponded to them to date, Parties agree that each, individually, will cover separately tax payments to which each is obliged due to the compliance of the terms and conditions of this present instrument, in accordance to the current and applicable fiscal legislation, and committing themselves individually to safeguard the other in relation to any fiscal responsibility that might be charged on account of a violation to this Clause by competent authorities.

TENTH. TOTALITY OF THE CONTRACT: Parties accept that this present agreement contains the totality of the accords established between them regarding its object, thus leaving without effect and canceling the whole of agreements, reports, negotiations, correspondence, compromises and communications carried out previously between them, be these in writing or verbal.

ELEVENTH. APPLICABLE LAW: This present instrument will abide and will be interpreted accordingly to the Mining Law, its Ruling and the Federal Civil Code among other current and applicable dispositions within the United States of Mexico.

TWELFTH. JURISDICTION: In the event that any controversies should arise related to the validity, intention, interpretation, execution or compliance of this contract, Parties expressly agree to submit same before the competent Courts of Law of the Morelos Judicial District at the city of Chihuahua, State of Chihuahua, and giving up any other jurisdiction or privilege that might correspond to them by reason of their present or future domiciles, and by any other circumstance whatever they may be.

PARTIES BEING IN THE KNOWLEDGE OF THE FORCE AND LEGAL REACH OF THIS PRESENT CNTRACT, SUBSCRIBE IT IN THE CITY OF CHIHUAHUA, STATE OF CHIHUAHUA, ON THE SIXTEENTH OF FEBRUARY OF THE YEAR 2007.


      ASSIGNER:                                 ASSIGNEE:



---------------------                     -----------------------
CORPORACION AMERMIN                       AMERICAN METAL MINING
S.A. DE C.V. REPRESENTED                  S.A. DE C.V. REPRESENTED
IN THIS ACT BY: MR. RAMIRO                IN THIS ACT BY: MR. RAMIRO
TREVIZO LEDEZMA                           TREVIZO LEDEZMA